Vanguard Mid-Cap Growth Index Fund Investment Strategy - Investor Prospectus [Member] - Vanguard Mid-Cap Growth Index Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Growth Index (the “Target Index”), a broadly diversified index of growth stocks of mid-size U.S. companies, as determined by the index provider. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.